GeoResources, Inc Corporate Profile October 2010 Exhibit 99.2

Forward-Looking Statements
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices and costs, with hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, all of which may be substantial. In addition, all statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read our December 31, 2009 Annual Report on
Form 10-K and Form 10-K/A and any and all of our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain free copies of filings containing information about
GeoResources, without charge, at the SEC’s internet site (http://www.sec.gov).
There is no duty to update the statements herein.

Key Investment Highlights
Value Creation
Significant Bakken and Eagle Ford upside
Strategically located in high Rate of Return Resource plays
High Level of operating control
Significant Bakken Exposure
24,000 net operated acres
13,000 net non-op acres
37,000 TOTAL ACRES
Rapidly expanding Eagle Ford Position
11,000 net acres
Commitment for additional leases
Solid Proved Reserve and Production
Base
24 Mmboe proved reserves (as of 7/1/10)
are 56% oil
5,158 BOE/d average 1H:2010

Geographic
Overview
(1) Represents the Company’s  average production rate YTD June 30, 2010.
(2) Acreage information estimated as of June 30, 2010.
(3) Map depicts focus areas and excludes minor value properties.
.
4
Company
Highlights
37,000 net
acres in Bakken
11,000 net
acres in  Eagle
Ford
Proved Reserves (MMBOE) 24.0
Oil 56%
Proved Developed 73%
PV 10% (millions) $384
Production (BOEpd)
(1)
5,158
Oil 54%
Operated 80%
Gross Acreage
(2)
526,374
Net Acreage
(2)
239,770

Developed Non-Producing 12%
Producing 61%
Undeveloped 27%

Gas 44%
Oil 56%

Mid-Con 6%
Permian Basin 9%
Williston 28%
Louisiana 16%
Other 4%
Gulf Coast/ETX/S TX 37%

(Mmboe)
25
20
15
10
5
0
2.4
15.7
14.6
20.7
24.0
2006
2007
2008
2009
7/1/10 Strip

(Boepd)
6,000
5,000
4,000
3,000
2,000
1,000
-
768
1,826
3,388
4,589
5,158
2006
2007
2008
2009
YTD June 2010

Proved Reserves (MMBOE)
(2)
Average Daily Production (BOEpd)
Reserves
and Production
Current Proved Reserves – 24.0 MMBOE
(1)
(1) Excludes partnership interests.  (2) 2006 – 2009 proved reserves based on SEC guidelines.
(3)  2008 Reserves reflect  lower prices and divestitures.  (4) 7/1/10 strip prices based on NYMEX strip as of 6/30/10.

Oil Weighted Development GeoResources Asset Overview 6

7
Bakken Shale Overview
150,000 (37,000 net) acres in the Bakken Shale
50,000 (24,000 net) operated acres
100,000 (13,000 net) non-operated acres
Bakken Operated Project
50,000 acres in Williams County, ND
Retained 47.5% WI and operations
24,000 net acres
Drilling started in September 2010
Bakken Non-Operated Project
Partnered with Slawson Exploration
100,000 acres in Mountrail Co., ND
10-18% WI
13,000 net acres
Currently three rigs operating by Slawson
72 Slawson-operated wells drilled to date
Plan to drill 100 wells in the next  2 years
CANADA
ND MT
50 miles
Williams
County
Parshall
Sanish

GeoResources AMI
GeoResources Permitted Wells
American
Slawson
Oasis
Brigham
Other Bakken Wells

Bakken Shale Operated
Williams County, ND Acreage
8
24,000 Net Acres with 47.5% WI
and  Operations
Drilling Carlson #1-11H (640 ac
unit) as the 1
st
of 3 wells to be
drilled in 2010
Impressive Offsetting Activity
•
7 nearest southern offsets
have NDIC-reported initial
rates of 1,181-1,947
BOPD
•
5 rigs drilling within or
immediately south of AMI

Kittleson Slough
Clear Water
MOUNTRAIL
Ross
IAMS
Alger
Stanley
Robinson Lake
Sanish
Parshall
Plaza
Reunion Bay
Big Bend
CKENZIE
MCLEAN

9
Bakken Shale
Non-operated
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.
Partnered with experienced operator -
Slawson Exploration
Working interests ranging from 10% to 18%
in 100,000 acres
13,000 net acres
Slawson has three rigs running currently and
has drilled 72 wells
Slawson drilling Three Forks well with
encouraging offset results by EOG & Whiting
Slawson plans to drill 100 wells in the next 24
months

TEMPLE
Clayton Williams
BRYAN
AUSTIN
OIL
WET GAS
DRY GAS
GeoResources Area
TEXAS
Magnum-Hunter /Hunt Oil
SAN ANTONIO
EOG's Marshall Area
PetroHawk/GeoSouthern BlackHawk Area
EAGLE PASS
OIL
WET GAS
DRY GAS
PetroHawk Eagle Ford Trend Discovery
MEXICO
LAREDO
CORPUS CHRISTI
GULF OF MEXICO

Eagle Ford

Eagle Ford AMI
140,000 acre AMI
22,000 acres (11,000 net)
GEOI retains 50% WI and
operations
Strong industry partner
purchased 50% of acreage
Will fund six horizontal
wells
Joint commitment for
additional leasing

BASTROP
FAYETTE
CALDWELL
GeoResources Area
MAGNUM-HUNTER
dba SHARON RESOURCES
W/O FRAC
COLORAD
OIL
GONZALES
LAVACA
WET GAS
EOG
DRY GAS
EOG MARSHALL
3 COMPLETIONS REPORTED
IP 703 - 1658 BOPD
14 HORIZONTAL LOCATIONS
3 VERTICAL OBSERVATION WELLS

Eagle Ford AMI

Eagle Ford AMI
•
Volatile oil / gas condensate window
•
On strike with Gonzales Co. activity
•
Could spud first well before yr-end
2010
•
Offset operator activity
•
Magnum Hunter recently frac’d
their 1
st
well in Gonzales Co.
•
EOG has multiple completions in
Gonzales Co. with Initial Rates
up to 2000 bopd / 1.8 MMCFPD
•
Clayton Williams has completed
2 wells to the NE in Burleson Co.

Additional Assets

Giddings Field – Austin Chalk
68,000 Acres (29,000 net acres)
16 wells drilled – 100% success
20 additional  drilling locations
WI ranges from 37% - 53%
Operate majority of Giddings asset
Majority of acreage Held-by-
Production
Eastern Giddings Development  Area
Eastern acreage in Grimes  and
Montgomery Counties is dry gas
Western acreage is liquids-rich gas
and condensate
Longstreet 1H Produced 1.0 BCFG
in 67 days
Additional Upside Includes:
Yegua and Georgetown  potential
Rate increase potential from slick
water fracture stimulations
Eagle Ford AMI announced SW of
Giddings acreage
13
APACHE
APACHE
APACHE
APACHE
APACHE
CWEI
CWEI
MAGNUM-HUNTER
Lee
Washington
Waller
Fayette
Austin
Colorado
Milam
Brazos
Grimes
Burleson
Giddings Field Acreage
Eagle Ford AMI

Louisiana -
Louisiana -
St. Martinville & Quarantine Bay
St. Martinville & Quarantine Bay
534 net acres of owned minerals
(green)
2,585 net acres of HBP or leased
(yellow)
Average WI 97% & NRI 91%
Main objectives Miocene age multi-
sand oil, from 3,000’ – 7,000’
Cumulative shallow production of
15.2 MMBO and 16.6 BCFG
Most recent STD of Kansas #7 is
250 MBO with well cost of $1.0
million.
LOUISIANA
Quarantine Bay Field
St. Martinville Field
14,000 gross acres
7% WI above 10,500’ and a 33% WI
below 10,500’
Cumulative production of 180 MMBO and
285 BCF
Shallow zone behind pipe potential
(<10,500’) and significant deeper exploration
potential (11-23,000’)
14
126
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A-53

Financial Overview

16
2H:2010 Development Program
Project Budgeted Comments
$(Millions)
Bakken
Operated $6.9 3 wells
Non-Operated 10.3 18 - 20 wells
Rip-Rap 1.3 Initial well Montana
St. Martinville 4.2 4 wells
$22.7
2H:2010  Drilling Budget
Project Inventory Allows Flexibility
Weighted towards oil and liquids
Oil and gas projects in inventory
Exploration and development
projects in inventory
Held by long-term leases or
production
Current  Allocations Favors Lower-
Risk, High Cash Flow Oil Projects
Capital Allocations

($ in millions)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$18.4
$54.2
$48.1
$71.2
2007
2008
2009
2010
Annualized

3.0
2.5
2.0
1.5
1.0
0.5
-
3.0x
0.7x
1.4x
0.9x
2007
2008
2009
2010

EBITDAX Debt / EBITDAX
Can fund current CapEx with cash flow and debt capacity
Conservative use of leverage to maintain strong balance sheet
$145 Million borrowing base
EBITDAX :
2
nd
Quarter = $17.7 Million
YTD 2010 = $35.6 Million
Annualized = $71.2 Million
Total debt of $65.0 million proforma October 2010
Strong Financial Position

APPENDIX

19
Net Asset Value
Net Asset Value
(1) Nymex strip pricing at June 30, 2010.
(2) At  June 30, 2010, excluding derivative financial instruments.
(3) Assumed $2,000 per net acre for Bakken & Eagle Ford acreage plus book value at 6/30/10 for other areas.
(4) Proforma – October 2010.
($ in millions)
PV-10
(1)
% of Total
Proved Reserves:
Proved Developed Producing 246.0 $          64.1%
Proved Developed Non-Producing 63.0              16.4%
Proved Undeveloped 74.8              19.5%
Total Proved PV-10 Value 383.8 $          100.0%
Plus:
Working Capital
(2)
18.4 $
Unproved Property
(3)
96.2
Partnership Value 16.8
Less:
Total Debt
(4)
(65.0)
Total Net Asset Value 450.2 $
Shares Outstanding (thousands) 19,713
Net Asset Value Per Share 22.84 $
June 30, 2010

Management History
2004-2007
Southern Bay Energy, LLC
Gulf Coast, Permian Basin
REVERSE MERGED INTO
GEORESOURCES, INC.
2000-2007
Chandler Energy, LLC
Williston Basin, Rockies
ACQUIRED BY
GEORESOURCES, INC.
1988-2000
Chandler Company
Rockies, Williston Basin
MERGED INTO
SHENANDOAH THEN SOLD
TO QUESTAR
1992-1996
Hampton Resources Corp
Gulf Coast
SOLD TO BELLWETHER
EXPLORATION
Preferred investors – 30% IRR
Initial investors – 7x return
1997-2001
Texoil Inc.
Gulf Coast, Permian Basin
SOLD TO OCEAN  ENERGY
Preferred investors – 2.5x return
Follow-on investors – 3x return
Initial investors – 10x return
2001-2004
AROC Inc.
Gulf Coast, Permian Basin, Mid-Con.
DISTRESSED ENTITY LIQUIDATED
FOR BENEFIT OF INITIAL
SHAREHOLDERS
Preferred investors – 17% IRR
Initial investors – 4x return
Track record of profitability and liquidity
Extensive industry and financial relationships
Significant technical and financial experience
Long-term repeat shareholders
Cohesive management and technical staff
Team has been together for up to 21
years through multiple entities

21
Proved Reserves
Proved Reserves by Category
Proved Reserves by Area
Partnership
Proved % of Interests Total Proved % of Total
Area MMBOE Proved MMBOE MMBOE Reserves
Central and South Texas 9.1 37.9% 1.5 10.6 41.4%
Williston 6.7 27.9% 0.0 6.7 26.2%
Louisiana 3.8 15.8% 0.0 3.8 14.8%
Other 4.4 18.4% 0.1 4.5 17.6%
Total 24.0 100.0% 1.6 25.6 100.0%
($ in millions) Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 8.3 37.4 14.6 60.8% $246.0
PDNP 2.1 5.4 3.0 12.5% 63.0
PUD 3.1 20.3 6.4 26.7% 74.8
Total Proved Corporate Interests 13.5 63.1 24.0 100.0% 383.8
Partnership Interests 0.1 9.1 1.6 16.8
Total Proved Corporate and Partnerships 13.6 72.2 25.6 $400.6

22
Production and operating costs
Historical Production Data
Historical Operating Netback Data
YTD 2010
(1)
2nd
Qtr 2010 2009 2008
Oil Production (MBbls) 504 255 851 743
Gas Production (MMCF) 2,580 1,300 4,944 2,962
Total Production (Mboe) 934 472 1,675 1,237
Avg. Daily Production (Boe/d) 5,158 5,184 4,589 3,388
YTD  2010
(1)
2nd
Qtr 2010 2009 2008
($ per BOE)
Revenue $56.72 $55.94 $48.01 $76.50
Less:
LOE $10.94 11.00 $11.20 $18.53
G&A 4.13 4.32 5.07 5.80
Other Field Level Opex
(2)
4.10 3.80 3.84 8.92
Total Field Level Operating Costs $19.17 $19.12 $20.11 $33.25
Field Level Operating Netback $37.55 $36.82 $27.90 $43.25

(1) June 30, 2010.
(2) Represents severance tax expense and re-engineering and workover expense.

23
Income Statement
Historical Operating Data
($ in millions except per share data)
YTD 2010 2nd Qtr. 2010 2009 2008
Key Data:
Average realized oil price  ($/Bbl) 70.55 $          70.48 $          61.09 $          82.42 $
Avg. realized natural gas price ($/Mcf) 5.25 $            4.90 $            3.97 $            8.12 $
Oil production (MBbl) 504               255               851               743
Natural gas production (MMcf) 2,580             1,300             4,944             2,962
Total revenue 53.0 $            26.4 $            80.4 $            94.6 $
Net income before tax 17.2 $            7.3 $             14.8 $            21.3 $
Net income after tax 10.5 $            4.4 $             9.8 $             13.5 $
Net income per share (basic) 0.53 $            0.23 $            0.59 $            0.87 $
EBITDAX 35.6 $            17.7 $            48.2 $            54.2 $

Swaps
70%
60%
50%
40%
30%
20%
10%
0%
% of Production
Swap $74.71 to $85.32
Swap $74.37 to $88.45
Swap $86.85
2010
2011
2012

Swaps
Collar
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Production
Collar $7.00 - $9.90
Swap $5.19 - $6.07
Collar $7.00 - $9.20
Swap $6.07 - $6.45
Swap $6.42 - $6.45
2010
2011
2012

24
Hedging Strategy
Oil Hedges
GEOI uses commodity price risk management in order to execute its business plan throughout commodity price cycles.
Overall, about 67% of production is hedged for 2010 and 58% is hedged for 2011.
Natural gas hedges include hedge volumes intended to cover GEOI’s share of partnership production.
Term of hedges is July 1, 2010 through December 31, 2012.
Natural Gas Hedges

The disclosures below apply to the contents of this presentation:

- In April, 2007, GeoResources, Inc. ("GEOI" or the "Company") merged with Southern Bay Oil & Gas, L.P. ("Southern Bay") and a subsidiary of Chandler Energy, LLC and acquired certain oil and gas properties (collectively, the "Merger"). The Merger was accounted for as a reverse acquisition of GEOI by Southern Bay. Therefore, any information prior to 2007 relates solely to Southern Bay.

- Proved reserves, and estimates of discounted present values associated therewith ("PV-10"), as shown throughout this profile, are internal estimates as of 7/1/10 and are based on five year NYMEX strip pricing at 6/30/10 and held flat thereafter. The NYMEX oil strip used for the estimates ranged from $77.13 per Bbl for 2010 to $84.56 per Bbl for years 2015 and beyond. The NYMEX gas strip ranged from $4.84 per Mcf for 2010 to $6.36 per Mcf for years 2015 and beyond. Actual realized prices will likely vary materially from the NYMEX strip at 6/30/10. The Company's independent engineers are Cawley, Gillespie & Associates, Inc.

- As used herein, EBITDAX is calculated as earnings before interest, income taxes, depreciation, depletion and amortization, and exploration expense and further excludes non-cash compensation, impairments, hedge ineffectiveness and income or loss on derivative contracts. EBITDAX should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.

- BOE is defined as barrel of oil equivalent, determined using a ratio of six MCF of natural gas equal to one barrel of oil equivalent.

25 Additional Disclosures 25